                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 23, 2007

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                              THE KOREA FUND, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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          MARYLAND                     811-04058                13-3226146
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)        (IRS EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)

 ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC
         1345 AVENUE OF THE AMERICAS
              NEW YORK, NEW YORK
            ATTN.: FUND SECRETARY                             10105
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (203) 352-4993

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

The Korea Fund, Inc. (the "Fund") has become aware that the stockholder voting results for its Annual Meeting of Stockholders held on October 25, 2006 previously reported in its Semi-Annual Report to Stockholders for the period ended December 31, 2006 failed to reflect votes cast in person at the meeting by stockholders of the Fund who had not submitted proxies prior to the meeting. The mistake, which reflected a clerical error made the Fund's previous manager, did not affect the outcome of the stockholder vote. The correct number of votes cast at the meeting in the election of Class III directors of the Fund were as follows:

Nominee                              Votes For            Votes Withheld
-------                              ---------            --------------

Ronaldo A. da Frota Noguiera         22,845,928              153,266

Richard A. Silver                    15,894,463           7,104,731

The Fund also intends to include disclosure of the correct voting results in its next report to stockholders.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    The Korea Fund, Inc.
                                                        (Registrant)

Date:  May 23, 2007                                 /s/ Robert Goldstein
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                                                        (Signature)

                                                   Name: Robert Goldstein
                                                      Title: President